Fair Value Measurement	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurement	Fair Value Measurement
Fair value of financial assets and liabilities measured at amortized cost
The carrying value and estimated fair value of our financial instruments that are measured at amortized cost as of December 31, 2020 and December 31, 2019 are as follows:

	2020		2019
(In $ millions)	Fair Value	Carrying Value	Fair Value	Carrying Value
Assets
Cash and cash equivalents	362.0	362.0	560.0	560.0
Restricted cash	16.4	16.4	—	—

Liabilities
Term Loan B	380.3	2,727.1	1,300.5	2,595.9
Other external debt facilities	—	—	269.7	282.3

Level 1
The carrying value of cash and cash equivalents and restricted cash, which are highly liquid, is a reasonable estimate of fair value.
As at December 31, 2020, we had loans under the Term Loan B with a carrying value of $2,727.1 million, all of which is held within "liabilities subject to compromise" in our Consolidated Balance Sheets. As at December 31, 2020 and as at December 31, 2019 the Term B loan was freely tradable and its fair value was set equal to the price at which they were traded on this date.
Level 2
Loans under other external debt facilities relate to the West Vela facility (previously the $1,450 million Senior Secured Credit Facility), West Polaris facility, Tender Rig facility (previously the $440 million Rig Financing Agreement) and the West Vencedor facility. These loans are not freely tradable.
The debt facilities were fully repaid in 2020 and not included in the table above for year ending December 31, 2020. For the year ended December 31, 2019 the fair value was determined using of the current and long-term portion of these debt facilities was derived using a discounted cash flow model, using a cost of debt of 11.16%, with reference to the expected contractual repayments under the agreements. Refer to Note 16 - "Debt" for further information.
Financial instruments measured at fair value on a recurring basis
As at December 31, 2019, the fair values of interest rate swap contracts of $17.7 million were calculated using well-established independent valuation techniques, applied to contracted cash flows and expected future LIBOR interest rates, and counterparty non-performance credit risk assumptions as that date. The calculation of the credit risk in the swap values were subject to a number of assumptions including an assumed Credit Default Swap rate based on the Company's traded debt, plus a curve profile and recovery rate. These items were level 2 on the fair value hierarchy.
In 2019, the fair value of the related party deferred and contingent consideration payable to Seadrill relating to the purchase of the West Vela and the West Polaris of $31.5 million was estimated based on discounted future cash flows. These liabilities were considered to be at estimated market rates. These have been categorized at level 2 on the fair value measurement hierarchy.
As at December 31, 2020, we had $20.8 million of interest rate swaps and $2.8 million of related party deferred and contingent consideration payable to Seadrill relating to the purchase of the West Vela and the West Polaris, all of which is held within "liabilities subject to compromise" in our Consolidated Balance Sheets at the expected value of the allowable claim. The interest rate swaps balance reflects the terminated value as at November 23, 2020 following the decision that was made to default on payments in preparation for Chapter 11 filing. For further information on our bankruptcy proceedings refer to Note 4 - "Chapter 11 Proceedings".
Fair value considerations on non-recurring transactions
Certain of our assets and liabilities are required to be measured at fair value on a nonrecurring basis in accordance with U.S. GAAP. Generally, we record assets at fair value on a nonrecurring basis as a result of impairment charges. Refer to Note 10 - "Impairment of long-lived assets" for details of impairment charges relating to our drilling units, which were measured at fair value on a nonrecurring basis in 2020 and have presented the aggregate loss in “Impairment of long-lived assets” in our Consolidated Statements of Operations for the year ended December 31, 2020.
The assets measured at estimated fair value as of December 31, 2020 are as follows:

	2020
(In $ millions)	Fair Value	Carrying Value
Assets
Drilling units	428.3	428.3

Level 3
The drilling units were impaired during the first and fourth quarters of 2020. We estimated the fair values of the impaired drilling units using an income approach, whereby the fair value of each rig was estimated based on a calculation of the rig’s future net cash flows. These calculations utilized significant unobservable inputs, including management’s assumptions related to long-term future dayrates, contract probabilities, long-term economic utilization, capital and operating expenditures, reactivation costs and timing for the cold stacked rigs, recycling probabilities, applicable tax rates and asset lives. Our fair value estimates were representative of Level 3 fair value measurements due to the significant level of estimation involved and the lack of transparency as to the inputs used.